SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                              MEGADATA CORPORATION
                (Name of Registrant as Specified in Its Charter)

                        ---------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
[ ]  Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount previously paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                              MEGADATA CORPORATION

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS APRIL 13, 2006

         The Annual Meeting of the shareholders of Megadata Corporation (the "Company") will be held at the LaGuardia Marriott Hotel, in East Elmhurst, New York, on April 13, 2006, at 11:00 A.M., for the following purposes:

     1.   To elect directors for the next year; and
     2. To ratify the appointment of BDO Seidman, LLP as the registered public accounting firm of the Company for the fiscal year ending October 31, 2005;
     3. To consider and vote on a proposal to amend the Company's 1999 Stock Incentive Plan to increase the number of shares available for the issuance in connection with awards thereunder; and
     4. To transact such business as may properly come before the meeting or any adjournment or adjournments thereof.

         Only shareholders of record at the close of business on March 10, 2006 will be entitled to vote at the Annual Meeting. A list of shareholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and during business hours from March 20, 2006 to the date of the Annual Meeting at the Company's headquarters in Connecticut.

         Whether you expect to attend the Annual Meeting or not, your vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.

                                        By Order of the Board of Directors
                                        Jeffrey P. Devaney
                                        Chief Financial Officer and Secretary

47 Arch Street
Greenwich, CT 06830
March 20, 2006



            IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE COMPLETED
                              AND RETURNED PROMPTLY

                              MEGADATA CORPORATION
                                 PROXY STATEMENT

March 20, 2006

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Megadata Corporation ("Megadata", the "Company", "our") for use at the Annual Meeting of shareholders to be held at the LaGuardia Marriott Hotel, 102-05 Ditmars Blvd., East Elmhurst, New York, on April 13, 2006, at 11:00 A.M.

         Shares cannot be voted at the Annual Meeting unless the owner thereof is present in person or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the Annual Meeting will be voted at the Annual Meeting, or any adjournment or postponement thereof, in accordance with any specification thereon, or if no specification is made, such proxies will be voted "FOR" the election of the named director nominees; and FOR the ratification of BDO Seidman, LLP as independent auditors and FOR the approval of amendment to the company's 1999 Stock Incentive Plan. The Board of Directors knows of no other matters which may be brought before the Annual Meeting. However, if any other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment. Any person giving a proxy may revoke it by written notice to the Company at any time prior to the exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke the proxy, a person present at the Annual Meeting may withdraw his or her proxy and vote in person. Rights of appraisal or similar rights of dissenters are not available to shareholders of the Company with respect to any matter to be acted upon at the Annual Meeting.

         The Annual Report on Form 10-K of the Company for the fiscal year ended October 31, 2005, as filed with the Securities and Exchange Commission and including the financial statements of the Company, is enclosed herewith.

         The mailing address of the principal executive office of the Company is 47 Arch Street, Greenwich, Connecticut, 06830. This Proxy Statement and the accompanying form of proxy are expected to be mailed to the shareholders of the Company on or about March 20, 2006.

                                VOTING SECURITIES

         The Company's only class of voting securities outstanding is its Common Stock, par value $0.01 per share (the "Common Stock"). On March 10, 2006, there were _________ shares of Common Stock outstanding. At the Annual Meeting, each shareholder of record at the close of business on March 10, 2006 will be entitled to one vote for each share of Common Stock owned on that date as to each matter presented at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by holders of shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required for the election of directors. The affirmative vote of a majority of the shares of Common Stock represented at the meeting and entitled to vote is required to ratify the appointment of BDO Seidman, LLP as the Company's registered public accounting firm. An abstention with respect to any proposal will be counted as present for purposes of determining the existence of a quorum, but will have the practical effect of a negative vote as to that proposal. In the event of a broker non-vote with respect to any proposal coming before the meeting caused by the beneficial owner's failure to authorize a vote on such proposal, the proxy will be counted as present for the purpose of determining the existence of a quorum, but will not be deemed present and entitled to vote on that proposal for the purpose of determining the total number of shares of which a majority is required for adoption, having the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matter by reducing the total number of shares from which a majority is calculated. An automated system administered by the Company's transfer agent will be used to tabulate the proxies.

         I. ELECTION OF DIRECTORS

         Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote at the Annual Meeting "FOR" the election of the nominees named below as directors of the Company, to serve until the next Annual Meeting and until their successors are duly elected and qualified. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF SUCH NOMINEES.

         If any nominee is unable to stand for election when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees and for such person, if any, as shall be designated by the present Board of Directors to replace such nominee. The Board of Directors does not presently anticipate that any nominee will be unable to stand for election.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

         The following information with respect to the principal occupation or employment, other affiliations and business experience of each nominee during the last five years has been furnished to the Company by such nominee. Except as indicated, each of the nominees has had the same principal occupation for the last five years. All of the nominees are currently directors of the Company.

         G. S. Beckwith Gilbert, age 64, was elected Chairman of the Board in 1997 and served as Chief Executive Officer from October 1998 to January 2003. Mr. Gilbert also served as President of the Company from October 1998 to January 2000. Mr. Gilbert has been a director of the Company since 1997. In addition, Mr. Gilbert has been President and Chief Executive Officer of Field Point Capital Management Company, a merchant banking firm, since 1988. He is also a partner of Wolsey & Co., a merchant banking firm and a director of Davidson Hubeny Brands. Mr. Gilbert is also a trustee of the Rockefeller University, a member of the Board of Fellows of Harvard Medical School, a director of the Albert and Mary Lasker Foundation, and a trustee of the Williston Northampton School.

         James T. Barry, age 44, was named Chief Executive Officer of the Company on January 31, 2003 and President of the Company on April 14, 2003. Mr. Barry formerly served as Chief Operating Officer, Chief Financial Officer and Secretary of the Company. Mr. Barry has been a Vice President since 1998 and was named Executive Vice President in 2000. Mr. Barry has been a director of the Company since 2000. He is also a Senior Vice President of Field Point Capital Management Company. From 1989 to 1998, he was with DIANON Systems, Inc., most recently as Vice President of Marketing.

         John R. Keller, age 65, has been with the Company since its inception in 1967 and currently serves as Executive Vice President of the Company. Mr. Keller has been a director of the Company since 1997.

         Paul L. Graziani, age 48, is the President and Chief Executive Officer of Analytical Graphics, Inc., a leading producer of commercially available analysis and visualization software for the aerospace, defense and intelligence communities. He is also a director of The Space Foundation; a member of the Board of Governors of the Aerospace Industries Association (AIA), and a member of the Advisory Boards of the Galaxy Explorers and Penn State Great Valley. Mr. Graziani has been a director of the Company since 1997.

         Bruce N. Whitman, age 72, is the President, CEO and a director of FlightSafety International, an aviation and marine training company, and has held other posts at FlightSaftey International, such as Executive Vice President since 1961. He is also a Director of Aviall, Inc., The General Aviation Manufacturers Association, The Congressional Medal of Honor Foundation, and The Smithsonian National Air and Space Museum. Mr. Whitman is a member of the Board of Governors of the Civil Air Patrol, The Aerospace Industries Association and a trustee of Kent School and America's National World War II Museum. Mr. Whitman has been a director of the Company since 1997.

         Richard R. Schilling, Jr., age 80, is a member of the law firm of Burns, Kennedy, Schilling & O'Shea, New York, New York. Mr. Schilling has been a director of the Company since 1974.

         James J. Morgan, age 63, is a partner in the New York City based private equity firm Jacobson Partners. In his role at Jacobson Partners, Mr. Morgan serves as a board member of Bertucci's Inc. Mr. Morgan retired in 1997 as President and Chief Executive Officer of Philip Morris Incorporated. Mr. Morgan has been a director of the Company since September 12, 2005.

BOARD OF DIRECTORS AND COMMITTEES

         During the fiscal year ended October 31, 2005, the Board of Directors held three regularly scheduled meetings and no special meetings. From time to time the Board of Directors also acts by unanimous written consent and during fiscal 2005, the Board of Directors acted by unanimous written consent two times. Each of our directors attended all of the scheduled meetings of the Board and the committees on which they served, held during the period for which they were a director or a committee member, respectively. We encourage each of our directors to attend the Annual Meeting. To that end, and to the extent reasonably practical, we regularly schedule a meeting of the Board of Directors on the same day as our Annual Meeting. Each member of our Board of Directors attended the 2005 Annual Meeting.

         The Board of Directors has determined, after considering all the relevant facts and circumstances, that each of Messrs. Graziani, Whitman, Schilling and Morgan are independent directors, as "independence" is defined by the listing standards of the National Association of Security Dealers ("NASD").

         The Board of Directors presently has standing Audit, Compensation, and Executive Committees, the current membership and principal responsibilities of which are described below. The Board of Directors does not have a formal Nominating Committee; however, all of the directors review and approve all director nominees presented to the Board.

AUDIT COMMITTEE

         Members:         Mr. Graziani, Mr. Schilling and Mr. Whitman.

         The Audit Committee's responsibilities include the following: approve the registered public accounting firm to be retained by the Company; meet with the Company's registered public accounting firm at least annually to review the scope and the results of the annual audit; receive and consider the auditors' comments as to internal controls, accounting staff, management performance, and procedures performed and results obtained in connection with the audit; and periodically review and approve major accounting policies and significant internal control procedures. In addition, the Audit Committee reviews the independence of the registered public accounting firm and their fee for services rendered to the Company and discusses with the registered public accounting firm any other audit-related matters that may arise during the year. The members of the Audit Committee have been appointed by the Board of Directors. All of the Audit Committee members meet the independence requirements of the NASD listing standards. Additionally, the Board of Directors has determined that Mr. Graziani meets the Securities and Exchange Commission's criteria of an "audit committee financial expert" as set forth in Item 401(h)(2) of Regulation S-K. Mr. Graziani acquired the attributes necessary to meet such criteria be means of having held positions that provided relevant experience.

         The Audit Committee held four meetings during fiscal year 2005. The Board of Directors has adopted a charter to set forth the Audit Committee's responsibilities. A copy of the charter is attached as Exhibit A to this proxy statement.

         REPORT OF THE AUDIT COMMITTEE:

                  The Board of Directors has appointed an Audit Committee, consisting of three directors. All of the members of the Audit Committee are independent of the Company and management, as "independence" is defined under applicable NASD rules.

                  The purpose of the Audit Committee is to assist our Board of Directors with the oversight of the integrity of the financial statements of the Company, the Company's compliance with legal and regulatory matters, the registered public accounting firm's qualifications and independence, and the performance of our Company's registered public accounting firm. The Audit Committee oversees the Company's accounting and financial reporting process and audits of the financial statements of the Company on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The registered public accounting firm is responsible for auditing our financial statements and expressing an opinion that the financial statements are in conformity with generally accepted accounting principles in the United States. Our Board of Directors has amended and restated the charter of the Audit Committee to reflect, among other things, requirements of recently adopted federal legislation, including the Sarbanes-Oxley Act of 2002, new rules adopted by the Securities and Exchange Commission, and the amended rules of the NASD.

                  In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

                  The Audit Committee reviewed with the registered public accounting firm, who are responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles, and other such matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61. In addition, the Audit Committee has discussed with the registered public accounting firm the auditors' independence from management and the Company including the matters in the written disclosures required by Independence Standards Board Standard No. 1 and considered the compatibility of non-audit services with the auditors' independence.

                  The Audit Committee discussed with the Company's registered public accounting firm the overall scope and plans for their respective audit. The Audit Committee meets with the registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held four meetings during fiscal 2005.

                  In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended October 31, 2005 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's registered public accounting firm.

                  The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended or the Securities Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

                                       Respectfully submitted,

                                       Paul L. Graziani, Audit Committee Chair
                                       Richard Schilling, Audit Committee Member
                                       Bruce N. Whitman, Audit Committee Member

COMPENSATION COMMITTEE

         Members: Mr. Graziani, Mr. Schilling and Mr. Whitman.

         The Compensation Committee is determines salaries and incentive compensation for the Company's executive officers, awards stock options and stock bonuses to eligible executives, employees and consultants under the Company's 1999 Stock Incentive Pan (the "Plan"), and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The members of the Compensation Committee have been appointed by the Board of Directors. All of the Compensation Committee members meet the independence requirements of the NASD listing standards. The Compensation Committee held one meeting during fiscal year 2005.

EXECUTIVE COMMITTEE

         Members: Mr. Gilbert, Mr. Graziani, Mr. Barry and Mr. Whitman.

         The Executive Committee was established in October 1998. The Executive Committee's primary function is to assist management in formulating the Company's strategy and to perform such other duties as may be designated by the Board of Directors. The Executive Committee held one meeting during fiscal year 2005.

NOMINATING COMMITTEE

         The Board believes that a nominating committee separate from itself is not necessary at this time, given the size of the Company and the Board, to ensure that candidates are appropriately evaluated and selected. The Board also believes that, given the Company's size and the size of its Board, an additional committee of the Board would not add to the effectiveness of the evaluation and nomination process. For these reasons, the Board believes it is not appropriate to have a nominating committee.

         Currently, the Board performs the functions typical of a nominating committee, including the identification, recruitment and selection of nominees for election as directors of the Company. Director nominees will be evaluated by the Company's independent directors who meet the independence requirements of the NASD listing standards. In selecting nominees for the Board, the Company seeks to identify individuals who are thought to have the business background and experience, industry specific knowledge and general reputation and expertise that would allow them to contribute as effective directors to the Company's governance, and who are willing to serve as directors of a public company.

         The Company does not have a specific policy on shareholder-recommended director candidates. However, the Board will consider director nominations made by shareholders. The Board's process for the evaluating directors nominated by shareholders is the same as the process for evaluating any other director nominees. Shareholders wishing to submit recommendations for the 2007 Annual Meeting of Shareholders should write to the Corporate Secretary, Jeff Devaney, Megadata Corporation, 47 Arch Street, Greenwich, CT 06830. Any such shareholder must meet and evidence the minimum eligibility requirements specified in Exchange Act Rule 14a-8 and must submit, within the same time frame for submitting a shareholder proposal required by Rule 14a-8: (1) evidence in accordance with Rule 14a-8 of compliance with the shareholder eligibility requirements, (2) the written consent of the candidate(s) for nomination as a director, (3) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director and (4) all information regarding the candidate(s) and the shareholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board of Directors.

         In order for a shareholder recommended director candidates to be considered by the Board for nomination at the 2007 Annual Meeting of Shareholders, the Company must receive the recommendation no later than 5:00 p.m. local time (eastern) on November 30, 2006. Such recommendations must be sent to the Company via registered, certified or express mail. Properly submitted shareholder recommendations will be delivered to the Board for consideration. Individuals recommended by shareholders in accordance with these procedures will receive the same consideration as other individuals evaluated by the Board.

CODE OF ETHICS AND BUSINESS CONDUCT

         The Company has adopted a Code of Ethics and Business Conduct that applies to all officers, directors and employees regarding their obligations in the conduct of Company affairs. The Company's Code of Ethics and Business Conduct is available on the Company's website at WWW.PASSUR.COM.

STOCKHOLDER COMMUNICATIONS

         Our stockholders may communicate directly with the members of the Board of Directors or the individual chairperson of standing Board committees by writing to those individuals at the following address: Megadata Corporation, 47 Arch Street, Greenwich, Connecticut 06830. The Company's general policy is to forward, and not intentionally screen, any mail received at the Company's corporate office that is sent directly to an individual unless the Company believes the communication may pose a security risk.

COMPENSATION OF DIRECTORS

         Directors who are not employees of the Company are currently paid $500 for each meeting of the Board of Directors attended in person or by phone. On July 14, 1999, Mr. Graziani, Mr. Whitman and Mr. Schilling, who are not employees of the Company, received options to purchase 15,000 shares of common stock, which vested over a three-year period which began on November 30, 2000. On April 16, 2002, Mr. Graziani, Mr. Whitman and Mr. Schilling received options to purchase an additional 15,000 shares of common stock, which are vesting over a three-year period which began on April 16, 2003.

         In addition, on April 16, 2002, to compensate Mr. Whitman and Mr. Graziani for service on the Executive Committee, the Board of Directors granted them options to purchase a further 15,000 shares of common stock, which will vest over a three-year period which began on April 16, 2003 On September 12, 2005, Mr. Graziani and Mr. Whitman received options to purchase an additional 25,000 shares of common stock, which will vest over a three year period which began September 12, 2005.

         Mr. Morgan received options to purchase 30,000 shares of common stock when he joined the Board of Directors on September 12, 2005, which will vest over a three year period beginning on September 12, 2005.

          Directors are reimbursed for expenses they incur to attend meetings of the Board and its committees. Mr. Barry and Mr. Keller, who are employees of the Company, receive no additional compensation for their services as directors of the Company. Mr. Gilbert who currently serves as the Company's Chairman, receives a salary of approximately $12,000 per annum for services as such and does not receive additional compensation for each meeting.

EXECUTIVE OFFICERS

         For information with respect to Mr. Barry and Mr. Keller, who are also directors, see "Election of Directors -- Information Concerning Directors and Nominees."

         Dr. James A. Cole, age 65, is a Senior Vice President and the Director of Research and Development of the Company. Dr. Cole has been with the Company since 1974. Dr. Cole earned a Ph.D. in physics from Johns Hopkins University in 1966.

         Jeffrey P. Devaney, age 47, joined the Company as Chief Financial Officer, Treasurer and Secretary on June 14, 2004. Prior to joining the Company, Mr. Devaney was the Chief Financial Officer at Cierant Corporation from 2002 to 2004. From 2000 to 2001, he was a controller at SageMaker, Inc. From 1995 to 2000, he was the controller at Information Management Associates, Inc.

         Matthew H. Marcella, age 48, was named Vice President of Software Development on January 15, 2003. Mr. Marcella joined the Company in July 2001. Prior to joining the Company, Mr. Marcella served as Vice President of Software Development at Cityspree Inc. from 2000 to 2001. From 1999 to 2000, Mr. Marcella served as a Vice President at Deutsche Bank. From 1996 to 1999, Mr. Marcella served as a Vice President at Nomura Securities.

         Ron A. Dunsky, age 43, was named Vice President of Marketing on May 21, 2003. Mr. Dunsky joined the Company in February 2001 as Director of Marketing and New Product Development. Prior to joining the Company, Mr. Dunsky was a senior aviation producer at the New York bureau of ABCNews.com from 2000 to 2001. Prior to his employment with ABCNews.com, he was a senior aviation producer with the New York bureau of CNN from 1995 to 2000.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information with respect to the following named executive officers: the person who served as Chief Executive Officer ("CEO") during 2005 and four executive officers other than the CEO serving on October 31, 2005 whose total salary exceeded $100,000.

                                                                     LONG-TERM
                                 ANNUAL COMPENSATION                COMPENSATION
                                 -------------------                ------------

NAME AND PRINCIPAL POSITION                                          SECURITIES
                                                                     UNDERLYING      ALL OTHER
                                   YEAR(*)     SALARY     BONUS    OPTIONS (#) (2)  COMPENSATION
                                   -------     ------     -----    ---------------  ------------

James T. Barry
President and CEO                     2005   $ 148,908      -        20,000          600
                                      2004   $ 135,800      -        97,000          600
                                      2003   $ 135,800      -       100,000          600


John R. Keller
   Executive Vice President           2005   $ 135,000               20,000           390
                                      2004   $ 135,000      -        30,000           600
                                      2003   $ 135,000      -        15,000           600

Dr. James Cole
   Senior. Vice President of
  Research and                        2005   $ 170,000      -         50,000         390
     Development                      2004   $ 170,000      -          5,000         600
                                      2003   $ 170,000      -         20,000         600

Matthew H. Marcella                   2004   $ 141,500      -          -             600
    Vice President of Software        2004   $ 131,404      -         60,000         600
     Development                      2003   $ 122,692      -         35,000         600

Jeffrey P. Devaney                    2005   $ 125,000                80,000         600
CFO, Treasurer and Secretary          2004   $  43,269                 -             250


(1) The exercise prices of the stock options granted were equal to the fair market value of the Company's common stock on the grant date.

(*) Information is provided for the Company's fiscal year, which ends on October 31.

STOCK OPTION GRANTS

         The following table shows, as to the executive officers of the Company, information about option grants in fiscal year 2005. The Company, in fiscal year 2005, did not grant any stock appreciation rights to officers.

                                                                                POTENTIAL REALIZABLE
                                                                                  VALUE AT ASSUMED
                                                                                ANNUAL RATES OF STOCK
                                                                                 PRICE APPRECIATION
                               INDIVIDUAL GRANTS                                   FOR OPTION TERM
------------------------- ----------------------------- ------------- ---------------------------------

NAME                                 PERCENTAGE
                                      OF TOTAL
                      NUMBER OF     OPTION/SARS
                      SECURITIES     GRANTED TO
                      UNDERLYING     EMPLOYEES    EXERCISE OR
                     OPTIONS/SARS    IN FISCAL     BASE PRICE    EXPIRATION
                     GRANTED (#)        YEAR         ($/SH)       DATE (1)       5%($)     10%($)
James T. Barry           20,000          6.0%         $ .24        11-16-14    $ 3,000    $  7,700
John R. Keller           20,000          6.0%         $ .24        11-16-14    $ 3,000    $  7,700
Ron A. Dunsky            20,000          6.0%         $ .24        11-16-14    $ 3,000    $  7,700
Jeffrey P. Devaney       80,000         23.0%         $ .24        11-16-14    $12,000    $ 31,000
Dr. James A. Cole        50,000         14.0%         $ .28        6 - 7 -15   $ 8,800    $ 22,300


(1) All stock option options become exercisable three years after grant date and have a life of ten years from grant date.

AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

         The following table shows the aggregate option exercises in the last fiscal year and fiscal year-end option values as of October 31, 2005 for the executive officers of the Company.




                                                         NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                                         OPTIONS/SARS AT FISCAL      IN-THE-MONEY OPTIONS/SARA
                                                        YEAR - END 2005 - OCTOBER   AT FISCAL YEAR -END 2005 -
                                                              31, 2005 (1)             OCTOBER 31, 2005 (2)
-------------------------- --------------------------- ---------------------------- ----------------------------

                                            VALUE
                                           REALIZED
                                           (MARKET
                                           PRICE AT
                                           EXERCISE
                              SHARES         LESS
                           ACQUIRED ON     EXERCISE
NAME                       EXERCISE (1)   PRICE) ($)   EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------
James T. Barry                    -            -         281,490      118,010         $  13,083     $   2,867
John R. Keller                    -            -          82,400       45,100         $   2,375     $   1,450
Dr. James A. Cole                 -            -          83,332       56,668         $   2,250     $   1,000
Matthew Marcella                  -            -          78,330       51,670         $     500     $     250
Ron A. Dunsky                     -            -          83,330        76,670        $     500     $   1,450
Jeffrey P. Devaney                                           -          80,000        $      -      $   4,800
-------------------------- ------------- ------------- ------------ --------------- ------------- --------------

(1)  There were no option exercises during fiscal year 2005.
(2)  Based on Fiscal year end price of $.30 / share.

1988 STOCK OPTION PLAN

         The Company's 1988 Stock Option Plan (the "1988 Plan") provided for the granting of stock options to acquire common stock and was terminated on March 23, 1999. As a result, the Company will no longer grant any awards under the plan, but outstanding options or awards as of that date will not be affected by virtue of the plan's expiration. A total of 100,000 shares of common stock were reserved for issuance under the 1988 Plan. As of October 31, 2005, there were outstanding options to acquire 40,000 shares of common stock under the 1988 Plan.

         Options outstanding under the 1988 Plan were granted for terms of up to ten years and became exercisable in whole or part at such time as determined upon the grant of the options. To exercise an option, the option holder will be required to deliver to the Company full payment of the exercise price of the shares as to which the option is being exercised.

1999 STOCK INCENTIVE PLAN

         On March 23, 1999, the Board of Directors adopted the Company's 1999 Stock Incentive Plan (the "1999 Plan"), which was subsequently approved by the shareholders on July 14, 1999. The plan is intended to attract, retain, and motivate directors, employees and independent consultants who provide valuable services to the Company.

         The 1999 Plan, as amended, has 1,800,000 shares of common stock authorized for issuance. As of October 31, 2005, the Company has issued 15,000 shares of common stock upon exercise of options granted pursuant to the 1999 Plan; there were outstanding options to purchase 1,521,000 shares of common stock; and an additional 264,000 shares available for grant.

         Options granted under the 1999 Plan may be either incentive stock options, as defined under the Internal Revenue Code, or nonqualified options. The expiration date, maximum number of shares purchasable, vesting provisions and any other provisions of options granted under the 1999 Plan will be established at the time of grant. The plan administrator will set the term of each option, but no options may be granted for terms of greater than ten years. Options will vest and become exercisable in whole or part at such time as determined upon the grant of the options. Any unvested options will automatically vest and become exercisable upon a change of control of the Company. To exercise an option, the option holder will be required to deliver to the Company full payment of the exercise price of the shares as to which the option is being exercised.

REPORT OF COMPENSATION COMMITTEE:

         The Compensation Committee of the Board of Directors of Megadata Corporation (the "Compensation Committee") sets forth its report on executive compensation below. The Compensation Committee's report documents the components of the Company's executive compensation programs and describes the basis on which fiscal 2004 compensation determinations were made by the Compensation Committee with respect to the executive officers of the Company, including the executive officers that are named in the above compensation tables.

COMPENSATION PROGRAM COMPONENTS

         The Compensation Committee is responsible for setting and monitoring the effectiveness of the compensation provided to the Company's executive officers. In its decision-making, the Compensation Committee is guided by a compensation philosophy designed to reward employees for the achievement of business goals and the maximization of shareholder returns. Specific levels of pay and incentive opportunity are determined by the competitive market for executive talent, and, where appropriate, the need to invest in the future growth of the business. The compensation program, which provides incentives for executive officers to achieve the short-term and long-term goals of the Company, comprises two components: base salary and stock option awards.

         BASE SALARY - Base pay levels are largely determined through comparisons with companies of similar size. Actual salaries are based on individual performance contributions within a tiered salary range for each position that is established through job evaluation and competitive comparisons.

         STOCK OPTION PROGRAM - The Compensation Committee strongly believes that by providing executives an opportunity to own shares of the Company's stock, the best interests of shareholders and executives will be closely aligned. Therefore, all executives are eligible to receive stock options from time to time, giving them the right to purchase shares of Common Stock of the Company at a future date at a specific price based upon the fair market value of the Company's Common Stock on the date of issuance. The number of stock options granted to any one executive officer is determined at the discretion of the Compensation Committee based on the accomplishments of such executive officer, his length of service with the Company, the number of prior awards received by such executive officer, the relative value as well as the exercise price of such awards, and competitive practices. During fiscal 2005, the Company granted options to acquire an aggregate of 351,000 shares of Common Stock to certain key employees of the Company. These option grants included options to acquire 20,000, 50,000, 80,000, 20,000 and 20,000 shares of Common Stock to Messrs.
Barry, Cole, Devaney, Dunsky, and Keller respectively, at exercise prices ranging from $ .24 to $ .28 per share.

OTHER BENEFITS

         Executive officers are eligible to participate in benefit programs designed for all full-time employees of the company. These programs include medical insurance, a qualified retirement program allowed under Section 401(k) of the Internal Revenue Code and life insurance coverage.

DISCUSSION OF 2005 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

         The Compensation Committee meets with the CEO to evaluate his performance. Mr. Barry's compensation was based on the Compensation Committee's evaluation regarding his overall performance based on both quantitative and qualitative objectives, as set by the Board at the start of the fiscal year. Mr. Barry's compensation was increased as a result of his contribution to the Company's improved performance: specifically, the Company's subscription revenue increased 47% and net loss declined by 44% from, fiscal year 2004 to fiscal 2003. The Compensation Committee, upon recommendation from the Board of Directors, approved the issuance of 20,000 stock options from the Company's 1999 Stock Incentive Plan to Mr. Barry based on his performance in fiscal 2004. In addition, Mr. Barry's annual salary was increased to $150,000 in the beginning of fiscal 2005.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held corporations for compensation in excess of $1 million paid to each of any publicly held corporation's CEO and four other most highly compensated executive officers unless it is performance based and is paid under a plan satisfying the requirements of Section 162(m). Qualifying performance based compensation is not subject to the deduction limit if certain requirements are met. The Compensation Committee generally intends to ensure that the Company's executive compensation programs satisfy the requirements of Section 162(m), if applicable.

         The Compensation Committee of the Board of Directors has provided this report:

                           Respectfully submitted,

                           Paul L. Graziani, Compensation Committee Chair Richard R. Schilling, Compensation Committee Member Bruce N. Whitman, Compensation Committee Member

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee are not officers or employees of the Company and receive no compensation other than in their capacity as directors. They have no other relationship with the Company other than as directors and shareholders. During the fiscal year 2005, no interlocking relationship existed between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

EMPLOYMENT AND SEVERANCE AGREEMENTS

         All of the officers of the Company are employed on an at-will basis.

PERFORMANCE GRAPH

         The following graph compares the Company's cumulative total stockholder return for the five year period ended October 31, 2005, with the cumulative total return on the NASDAQ index and a peer group index for the same period. The returns are indexed to a value of an investment of $100 at October 31, 2000 in each of the categories and assume that all dividends were reinvested. There can be no assurance that the Company's future stock performance will correlate with past stock performances.

                                 [Graph Omitted]

         Cumulative Total Return Of Megadata Corporation, NASDAQ Market Index And Peer Group (presented on a quarterly basis)

         DATE            MEGADATA             NASDAQ            PEER GROUP
         ----            --------             ------            ----------
       10/31/00           100.00              100.00              100.00
       01/31/01            80.00               82.29               95.91
       04/30/01            53.76               62.80               98.78
       07/31/01            51.20               60.16               91.51
       10/31/01            44.80               50.16              103.31
       01/31/02            44.80               57.40              114.36
       04/30/02            57.60               50.10              129.09
       07/31/02            32.00               39.42              123.58
       10/31/02            51.20               39.46              109.59
       01/31/03            33.28               39.20               98.88
       04/30/03            32.00               43.46               96.06
       07/31/03            46.08               51.49              102.79
       10/31/03            38.40               57.34               97.54
       01/31/04            65.28               61.32              105.96
       04/30/04            37.12               56.98              105.16
       07/31/04            34.56               56.01               93.44
       10/31/04            44.80               58.61               92.62
        1/31/05            28.16               61.21               96.63
        4/30/05            29.44               57.03              100.58
        7/31/05            30.72               64.84              104.35
       10/31/05            38.40               62.92               98.78

         The peer group of Megadata Corporation consists of the following corporations: Honeywell International Corporation (HON), Lockheed Martin Corporation (LMT), and Northrop Grumman Corporation (NOC). Peer group companies were selected without respect to size when compared to the Company (they are all significantly larger than the Company), because the peer group companies have certain product lines and/or business segments that include products or services that are similar to the products or services offered by the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equities of the Company. Officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities are required to furnish the Company with copies of all Sections 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required during the fiscal year ended October 31, 2005, all Section 16(a) reporting requirements applicable to its officers, directors and greater than ten percent beneficial shareholders were complied with. All information required to be disclosed on such Form 3's or Form 4's has been disclosed and were filed timely by such individuals.

EQUITY COMPENSATION PLAN INFORMATION

         The following table provides information as of October 31, 2005 with respect to the Company's common stock that may be issued under its existing equity compensation plan(s). The table shows the number of securities to be issued under compensation plans that have been approved by stockholders. The Company does not have any equity compensation plans that were not approved by stockholders.

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF SECURITIES
                                                                                               REMAINING AVAILABLE
                                                                                               FOR FUTURE ISSUANCE
                                                                                                  UNDER EQUITY
                                                                                               COMPENSATION PLANS
                                              NUMBER OF SECURITIES TO      WEIGHTED-AVERAGE   (EXCLUDING SECURITIES
                                              BE ISSUED UPON EXERCISE     EXERCISE PRICE OF    REFLECTED IN COLUMN
PLAN CATEGORY                                 OF OUTSTANDING OPTIONS     OUTSTANDING OPTIONS           (a))
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                        (a)                     (b)                      (c)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
EQUITY COMPENSATION PLAN APPROVED BY
  SECURITY HOLDERS                                   1,561,000                  $.49                 264,000
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
EQUITY COMPENSATION PLANS NOT APPROVED
 BY SECURITY HOLDERS                                     -                       -                       -
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                1,561,000                  $.49                 264,000
---------------------------------------------------------------------------------------------------------------------

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth the number of the shares of the Company's common stock, $0.01 par value, beneficially owned by each director of the Company, each nominee for director of the Company, each executive officer of the Company and all directors, nominees and executive officers of the Company as a group as of February 23, 2006. Unless otherwise indicated below, each person indicated in the table has sole voting and investment power with respect to all shares included therein.

            NAME OF BENEFICIAL OWNER     AMOUNT AND NATURE OF       PERCENT OF
                                         BENEFICIAL OWNERSHIP       CLASS (1)

    G.S. Beckwith Gilbert                    2,723,515 (2)            66.56
    John R. Keller                             201,164 (3)             4.79
    Richard R. Schilling, Jr.                   33,000 (4)             0.80
    Dr. James A. Cole                          102,732 (5)             2.46
    Bruce N. Whitman                           196,333 (6)             4.74
    Paul L. Graziani                            68,333 (7)             1.65
    James J. Morgan                             10,000 (8)              .24
    James T. Barry                             353,826 (9)             7.96
    Jeffrey P. Devaney                          26,664 (10)             .65
    Matthew H. Marcella                        103,328 (11)            2.46
    Ron A. Dunsky                              118,327 (12)            2.81


    Officers and Directors as a Group (11
    persons)                                 3,937,222                95.12
    ----------------------------------------- ----------------------------------



(1) For the purposes of this table, "percent of class" held by each person has been calculated based on a total class equal to the sum of (i) 4,091,448 shares of common stock issued and outstanding on February 23, 2006 plus
     (ii) for such person the number of shares of common stock subject to stock options or warrants presently exercisable, or exercisable within 60 days after February 23, 2006, held by that person.

(2) Mr. Gilbert has shared voting and investment power with respect to 70,000 shares included in the above table.

(3) Includes 104,164 options that are exercisable out of an aggregate 127,500 granted Mr. Keller. Includes 20,000 common stock options from the 1988 Plan.

(4) Includes 30,000 options that are exercisable out of an aggregate 30,000 granted Mr. Schilling.

(5) Includes 83,332 options that are exercisable out of an aggregate 140,000 granted Dr. Cole, the balance of which is not immediately exercisable. Includes 20,000 common stock options from the 1988 Plan.

(6) Includes 53,333 options that are exercisable out of an aggregate 70,000 granted Mr. Whitman, the balance of which is not immediately exercisable.
(7) Includes 53,333 options that are exercisable out of an aggregate 70,000 granted Mr. Graziani, the balance of which is not immediately exercisable.
(8) Includes 10,000 options that are exercisable out of an aggregate 60,000 granted Mr. Morgan, the balance of which is not immediately exercisable.
(9) Includes 353,826 options that are exercisable out of an aggregate 399,500 granted Mr. Barry, the balance of which is not immediately exercisable.
(10) Includes 26,664 options that are exercisable out of an aggregate 80,000 granted Mr. Devaney, the balance of which is not immediately exercisable.

(11) Includes 103,328 options that are exercisable out of an aggregate 130,000 granted Mr. Marcella, the balance of which is not immediately exercisable.
(12) Includes 118,327 options that are exercisable out of an aggregate 160,000 granted Mr. Dunsky, the balance of which is not immediately exercisable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information with respect to the only persons who, to the best knowledge of the Company as derived from such person's filings with the Securities and Exchange Commission, beneficially owned more than 5% of the common stock of the Company as of February 23, 2006. Unless otherwise indicated below, each person included in the table has sole voting and investment power with respect to all shares included therein.

TITLE OF CLASS  NAME AND ADDRESS            AMOUNT AND NATURE       PERCENT OF
                OF BENEFICIAL OWNER      OF BENEFICIAL OWNERSHIP    CLASS (1)
--------------- ------------------------ ------------------------- -----------

Common          G.S. Beckwith Gilbert        2,723,515 (2)            66.56
Stock           47 Arch Street
                Greenwich, CT 06830
--------------- ------------------------ ------------------------- -----------



(1) For the purposes of this table, "Percent of Class" held by each person has been calculated based on a total class equal to the sum of (i) 4,093,448 shares of common stock issued and outstanding on February 23, 2006 plus
     (ii) for such person the number of shares of common stock subject to stock options or warrants presently exercisable, or exercisable within 60 days after February 23, 2006, held by that person.

(2) Mr. Gilbert has shared voting and investment power with respect to 70,000 shares included in the above table.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                  Effective November 15, 2003, the Company and Mr. Gilbert entered into an amendment to an existing debt agreement whereby any additional promissory notes subsequently issued to Mr. Gilbert would mature on November 1, 2004 and bear interest at a rate of 4.5% per annum, payable in cash.

         In fiscal 2004, G.S. Beckwith Gilbert, Chairman and a significant shareholder of the Company, loaned the Company an additional $400,000 under promissory notes bearing interest at 4.5% per annum and maturing on November 1, 2004. As of October 31, 2004, the total notes payable due to Mr. Gilbert totaled $8,866,465 and are secured by the Company's assets.

         On January 28, 2005, the Company and Mr. Gilbert entered into a new (or amended?) debt agreement effective November 1, 2004. Principal and accrued interest as of October 31, 2004, was aggregated into the principal amount of $8,939,880, with a maturity date of November 1, 2005, bearing interest at a rate of 4.5%.

         On January 19, 2005, the Company and Field Point Capital Management Company (FPCM), a company 100% owned by Mr. Gilbert, entered into an agreement to share the services of an employee of the Company. Mr. Gilbert reimbursed the Company for approximately 80% of the salary and taxes associated with the employee. The net costs incurred by the Company for the fiscal year ended October 31, 2005 were approximately $16,000. As of January 31, 2006, this employee was no longer employed by either the Company or FPCMC.

         Effective October 1998, the Company began subleasing space from Field Point Capital Management Company (FPCM) for a rent of $1,000 per month. For the fiscal year ended October 31, 2004, the Company's monthly rent for space subleased from FPCM was reduced to $500 per month and its obligation for such lease was converted to a month-to-month basis. Effective July 1, 2004, the Company terminated its month to month sublease with FPCM. The Company did not make any rent payments to FPCM during the fiscal year ended October 31, 2005. For the fiscal year ended October 31, 2004, the Company paid FPCM total rent payments of approximately $4,000. For the fiscal year ended October 31, 2003, the Company paid FPCM total rent payments of approximately $12,000.

         During fiscal 2005, the Company paid approximately $24,000 to Surf-Tech Manufacturing, Inc. (a non-public corporation) for materials and labor in connection with the production of various products of the Company. A Company Executive Vice President and Director, John Keller, is a 50% shareholder of the aforementioned company, and the Company believes that the rates charged by Surf-Tech are competitive and are at or below market rates.

         During fiscal 2005 Mr. Gilbert lent the Company an additional $1,123,415, bringing the loan to a total of $9,989,880 as of October 31, 2005. On January 27, 2006, the Company and Mr. Gilbert entered into an amended debt agreement effective November 1, 2005, with a maturity date of November 1, 2006 and bearing an interest at a rate of 4.5%.


       II. RATIFICATION OF REGISTERED PUBLIC ACCOUNTING FIRMS APPOINTMENT

         The Audit Committee has appointed BDO Seidman, LLP to audit the Company's consolidated financial statements for the fiscal year ending October 31, 2006, subject to the ratification of such appointment by the stockholders at the Annual Meeting. Such firm has no financial interest, either direct or indirect, in the Company. The Board of Directors anticipate that representatives from BDO Seidman, LLP will attend the annual meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         The affirmative vote of a majority of the shares of Common Stock represented at the meeting and entitled to vote is required to ratify the appointment of BDO Seidman, LLP as the Company's registered public accounting firm. The Audit Committee is directly responsible for the appointment and retention of the Company's registered public accounting firm. Although ratification by stockholders is not required by the Company's organizational documents or other applicable law, the Audit Committee has determined that requesting the stockholders to ratify the selection of BDO Seidman, LLP as the Company's registered public accounting firm is a matter of good corporate practice. If stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain BDO Seidman, LLP, but may still retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

AUDIT AND AUDIT RELATED FEES

         The aggregate fees billed to the Company for the fiscal years ended October 31, 2005 and 2004, respectively, by the Company's independent public accountants, BDO Seidman, LLP are as follows:

                                                2005          2004
                                                ----          ----
                  Audit Fees                $ 97,500         $ 85,095
                  Audit Related Fees        $     -          $   -
                  All Other Fees            $     -          $   -

         AUDIT FEES:

         Fees billed to the Company by BDO Seidman, LLP relate to the services rendered for (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-K, and (ii) the review of the Company's quarterly financial statements set forth in the Company's Quarterly Report on Form 10-Q for fiscal years ended October 31, 2005 and 2004, respectively.

         AUDIT RELATED FEES:

         There were no audit related fees billed to the Company by BDO Seidman, LLP during fiscal 2005 and 2004.

         ALL OTHER FEES:

         There were no other fees billed to the Company by BDO Seidman, LLP in fiscal 2005 and 2004.

TAX RELATED FEES

         The aggregate fees billed to the Company for the fiscal years ended October 31, 2005 and 2004, respectively, by BDO Seidman, LLP other than those described above are as follows:

                                              2005          2004
                                              ----          ----
                  Tax Fees                 $ 16,000     $ 15,000

         TAX FEES:

         Tax fees billed to the Company for fiscal years 2005 and 2004 are comprised of fees for preparing federal and state tax returns and related tax compliance matters.

         The Audit Committee has considered whether the provision of non-audit fees for services is compatible with maintaining the principal accountant's independence.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

         Consistent with SEC policies regarding auditor independence, the Audit Committee (the "Audit Committee") has responsibility for appointing, setting compensation and overseeing the work of the registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to review and pre-approve all audit and permissible non-audit services provided by the registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

         Prior to engagement of the registered public accounting firm, the Audit Committee will pre-approve all auditing services and all permitted non-audit services (including the fees and terms thereof), except those not requiring pre-approval based upon the de minimus exception set forth in Section 202(i)(1)(b) of the Sarbanes-Oxley Act of 2002, to be performed by the registered public accounting firm, to the extent required by law, according to established procedures. The Audit Committee may delegate to one or more Audit Committee members the authority to grant pre-approvals for audit and permitted non-audit services to be performed by the registered public accounting firm, provided that the decisions of such members to grant pre-approvals will be presented to the full Audit Committee at its next regularly scheduled meeting.


         All of the services provided by BDO Seidman, LLP as described above were approved by the Company's Audit Committee.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF BDO SEIDMAN, LLP AS REGISTERED PUBLIC ACCOUNTING FIRM.



           III. APPROVAL OF AMENDMENT TO THE 1999 STOCK INCENTIVE PLAN

GENERAL

         The 1999 Stock Incentive Plan (the "Plan") was adopted by the Board of Directors on March 23, 1999, and approved by the shareholders on July 14, 1999. The Plan authorized the Company to grant to its employees, outside (non-employee) directors and consultants stock options, stock appreciation rights, restricted stock, deferred stock and bonus stock for up to 250,000 shares of the Company's Common Stock, of which 175,000 shares were made available for awards for employees and 75,000 shares were made available for awards to outside directors and consultants. On February 25, 2000, the Board of Directors approved an amendment to the Plan to increase the number of shares available for issuance under the Plan by an additional 500,000 shares of common stock, which resulted in an aggregate of 750,000 shares of common stock available for issuance under the Plan. On February 25, 2002, the Board of Directors approved an amendment to the Plan to increase the number of shares available for issuance under the Plan by an additional 350,000 shares of common stock, which resulted in an aggregate of 1,100,000 shares of common stock available for issuance under the Plan, allocated between; (1) employees and (2) outside directors and consultants at 700,000 shares and 400,000 shares respectively. On February 24, 2003, the Board of Directors approved an amendment to the Plan, to increase the number of shares available under the Plan from 1,100,000 to 1,450,000 and a new allocation of the shares to be distributed under the Plan. The Company believes that the shares to be issued under the Plan should be allocated so that 1,000,000 shares will be available for awards to employees and 450,000 shares will be available for awards to outside directors and consultants as well as employees (subject to adjustments as provided in the Plan, as amended). On February 24, 2005, the Board of Directors approved an amendment to the Plan, to increase the number of shares available under the Plan from 1,450,000 to 1,800,000 and a new allocation of the shares to be distributed under the Plan. The Company believes that the shares to be issued under the Plan should be allocated so that 1,250,000 shares will be available for awards to employees and 550,000 shares will be available for awards to outside directors and consultants as well as employees (subject to adjustments as provided in the Plan, as amended). As of October 31, 2005 the remaining number of shares of common stock available for distribution under the Plan was 264,000 shares.

PROPOSED AMENDMENT TO THE 1999 STOCK INCENTIVE PLAN

         On February 27, 2006, the Board of Directors approved an amendment to the Plan, subject to shareholder approval, to increase the number of shares available under the Plan from 1,800,000 to 2,200,000, an increase of 400,000 shares. The Company is also asking the shareholders to approve a new allocation of the shares to be distributed under the Plan. The Company believes that the shares to be issued under the Plan should be allocated so that 1,500,000 shares will be available for awards to employees and 700,000 shares will be available for awards to outside directors and consultants as well as employees (subject to adjustments as provided in the Plan, as amended). A copy of the Plan, as amended (the "Amended Plan") is attached as Exhibit B to this Proxy Statement. The Board of Directors recommends shareholders approve the Amended Plan.

The Company's Compensation Committee has advised the Board that it believes that the proposed amendment to the 1999 Stock Incentive Plan is necessary if Megadata is to attract and retain highly competent individuals upon whose judgment, initiative and leadership the success of Megadata will in a large measure depend. This proposed amendment to the Plan reflects the Company's view that in today's employment environment it is critical to have the flexibility to offer attractive, equity-based compensation packages in order to recruit and retain qualified employees. The Plan is intended to comply with the requirements of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

DESCRIPTION OF THE AMENDED 1999 STOCK INCENTIVE PLAN

         Shareholders are encouraged to review the Amended Plan. This summary of the material terms of the Amended Plan is qualified in its entirety by reference to Exhibit B. All references to the "Amended Plan" in the remaining text of this subsection shall mean the Amended 1999 Stock Incentive Plan.

         The Amended Plan will be administered by the Board of Directors or such committee of directors as the Board shall designate. The Board of Directors or such committee will determine whether and to what extent awards will be granted under the Plan.

         Employees, including officers, are eligible to participate in the Amended Plan on the terms and conditions of the Amended Plan. Outside directors and consultants may also participate in the Amended Plan, but outside directors are eligible to receive only non-qualified stock options, limited stock appreciation rights and stock grants as provided in the Amended Plan, and consultants are eligible to receive only non-qualified stock options and stock grants as provided in the Amended Plan.

         Awards granted by the Compensation Committee after approval by the Board of Directors may include: (i) options to purchase shares of Common Stock in the form of incentive stock options within the meaning of Section 422 of the Code or any successor provision thereto ("ISO's") or non-qualified stock options ("NQSO's"); (ii) stock appreciation rights ("SAR's"); (iii) restricted stock;
(iv) deferred stock; (v) bonus stock; (vi) loans; and/or (vii) tax offset payments.

         No employee will be granted awards under the Amended Plan with respect to more than 100,000 shares of common stock in any fiscal year.

         Under the Amended Plan, each outside director automatically was granted the following;

         (i) On the date of adoption of the Amended Plan by the stockholders (if then a director) or on the date elected to the board (if not then a director), options to acquire 15,000 shares, unless a lesser amount was approved by the Board for outside directors who are not currently on the Board. The original directors' options were priced at $0.15, the price on March 24, 1999. In addition, each director who was not an employee of the Company received options to purchase 15,000 shares of common stock, which will vest over a three-year period which began on April 16, 2003. As members of the Executive Committee Mr. Whitman and Mr. Graziani received options to purchase 15,000 shares of common stock, which will vest over a three-year period which began on April 16, 2003. The directors' options were priced at $0.55. On September 12, 2005, Mr. Graziani and Mr. Whitman received options to purchase an additional 25,000 shares of common stock, which will vest over a three year period which began September 12, 2005. Mr. Morgan received options to purchase 30,000 shares of common stock when he joined the Board of Directors on September 12, 2005. The options granted to messrs Graziani, Whitman and Morgan in 2005 were priced at $0.25.

(ii) A limited stock appreciation right ("LSAR") in tandem with each stock option granted, which may be exercised only within the 60-day period following a change in control (as defined in the Amended Plan) of the Company. Upon exercising an LSAR, the holder will receive an amount equal to the excess of the change of control price (as defined in the Amended Plan) over the exercise price of the option.

         The exercise price per share of an outside director's option will be the closing sales price of the common stock on the date the option is granted. Each director's option will have a term of 10 years from the date of grant, and will vest with respect to 33-1/3% of the shares subject to such option on the first, second, and third anniversaries of the date of grant, provided the optionee is a director of the Company on each such vesting date.

         The option price per share of options granted to employees and consultants under the Amended Plan will be determined by the Board of Directors as recommended by the Compensation Committee. However, the per share option price of an ISO will not be less than 100% of the fair market value of a share of the Company's Common Stock at the time the ISO is granted. In addition, no ISO will be exercisable more than ten years after the date of grant. At the close of trading on February 24, 2006, the closing price of the Company's Common Stock was $0.55.

         In the event of an employee's termination of employment with the Company, any outstanding options will be exercisable to the extent determined by the Board of Directors as recommended by the Compensation Committee.

         If an outside director ceases to be a director for any reason, the director's options may be exercised for three years following termination of service but only to the extent such options were vested on the date of termination of service.

         Stock options or stock grants may be awarded to consultants on such terms and conditions as the Board of Directors may determine.

         The Board of Directors may award Bonus Stock to eligible employees conditioned upon the attainment of specified performance objectives. The Board of Directors, as recommended by the Compensation Committee, may also provide that the Company make a loan to an employee (other than a person who is the beneficial owner of 5% or more of the outstanding shares or a director or executive officer of the Company) or provide for a Tax Offset Payment with respect to the exercise of any stock option award under the Plan, with respect to the purchase price (if any) of Restricted Stock under the Amended Plan or with respect to any tax obligation arising in connection with an award under the Amended Plan.

         In the event of a Change of Control of the Company (as defined in the Amended Plan), and unless otherwise determined by the Board of Directors; (i) all outstanding ISO's and NQSO's and all outstanding SAR's awarded under the Plan will become fully exercisable and vested; (ii) the restrictions and deferral limitations applicable to any outstanding restricted stock and deferred stock awards under the Plan shall lapse and such shares and awards shall be deemed fully vested; and (iii) to the extent the cash payment of any award is based on the fair market value of Common Stock, such fair market value will be the highest price per share paid in any market transaction or the price paid or offered in the transaction related to the change in control at any time during the 90-day period ending with the Change of Control. All outside directors' options outstanding at the time of a change in control will become immediately vested and exercisable for three years after the director's termination of service (but not beyond the term of the option).

         The Board may discontinue the Amended Plan at any time and may amend it from time to time. No amendment or discontinuation of the Amended Plan shall adversely affect any award previously granted without the award holder's written consent. Amendments may be made to the Amended Plan without stockholder approval except as may be required under the Securities Exchange Act of 1934, as amended, the Internal Revenue Code of 1986, as amended, or other regulatory requirements. Unless earlier terminated, the Amended Plan will expire on March 23, 2009.

         The following table sets forth the number of stock options and the value thereof that were granted and are currently outstanding under Section 6 of the 1999 Stock Incentive Plan as originally amended on February 25, 2000 and February 24, 2002 to the persons specified. No options have been approved thus far under the proposed Amended Plan.

                                                               NUMBER OF STOCK      DOLLAR VALUE
NAME AND POSITION                                              OPTIONS GRANTED
----------------------------------------------------------------------------------------------------
Paul L. Graziani, Director                                         70,000        $  25,000.00
Richard Schilling, Director                                        30,000        $  10,500.00
Bruce N. Whitman, Director                                         70,000        $  25,000.00
James J. Morgan, Director                                          60,000        $  14,700.00
Robert W. Baker, Director                                          15,000        $   3,750.00
Barry Siadat, Consultant                                           85,000        $  69,062.50
Y.N. Bachana, Consultant                                           10,000        $   1,500.00
James T. Barry, Chief Executive Officer                           399,500        $ 241,470.00
John R. Keller, Executive Vice President                          107,500(1)     $  44,739.00
James A. Cole, Sr. Vice President                                 120,000(1)     $  50,764.00
Matthew H. Marcella, Vice President of Software Development       130,000        $  49,430.00
Ron A. Dunsky, Vice President of Marketing                        160,000        $  68,350.00
Jeffrey P. Devaney, Chief Financial Officer                       80,000         $  19,200.00
All Non-Employee Directors and Consultants as a group             340,000        $ 149,512.50
All Executive Officers as a group
                                                                  997,000        $ 473,953.00
All Employees (other than executive officers)                     184,000        $ 123,380.00
-------------------------------------------------------------------------------------------------

         (1) DOES NOT INCLUDE 20,000 COMMON STOCK OPTIONS FROM THE 1988 STOCK INCENTIVE PLAN.

         CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

         The following discussion applies primarily to participating employees who are citizens or resident aliens (as defined in the Internal Revenue Code, the "Code") of the United States whose tax home or abode (as defined in the
Code) is in the United States. The discussion is based on the Code and applicable regulations thereunder in effect on the date hereof. Any subsequent changes in the Code or such regulations may affect the accuracy of this discussion. In addition, this discussion does not consider any state; local or foreign tax consequences or any circumstances that are unique to a particular Plan participant that may affect the accuracy or applicability of this discussion.

         ISO'S

         (a) Neither the grant nor the exercise of an ISO will result in taxable income to the employee or an income tax deduction to the Company. The amount by which the fair market value of the shares issued upon exercise exceeds the option price will constitute an item of adjustment that must be taken into account in determining the employee's alternative minimum tax.

         (b) If the employee holds shares acquired by him or her upon the exercise of an ISO until the later of two years from the date of grant of the option and one year from such exercise and has been an employee of the Company at all times from the date of grant of the ISO to the day three months before such exercise (or twelve months in the case of termination of employment due to disability), then any gain realized by the employee on a later sale or exchange of such shares will be a capital gain and any loss sustained will be a capital loss. The Company will not be entitled to a tax deduction with respect to any such sale or exchange of ISO shares.

         (c) If the employee disposes of any shares acquired upon the exercise of an ISO during the two-year period from the date of grant of the option or the one-year period beginning on the day after such exercise (i.e., a "disqualifying disposition"), the employee will generally be obligated to report as ordinary income, for the year in which the disposition occurred, the amount by which the fair market value of such shares on the date of exercise of the option (or, as noted in clause (d) below, in the case of certain sales or exchanges of such shares for less than such fair market value, the amount realized upon such sale or exchange) exceeds the option price, and the Company will be entitled to an income tax deduction equal to the amount of such ordinary income reported by the employee on his or her federal income tax return.

         (d) If an ISO holder who has acquired stock upon the exercise of an ISO makes a disqualifying disposition of any such stock, and the disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized by the ISO holder, then the amount includable in the ISO holder's gross income, and the amount deductible by the Company, will not exceed the excess (if any) of the amount realized on the sale or exchange over the tax basis of the stock.

         NQSO'S

         In the case of an NQSO, the grant of the option will not result in taxable income to the option holder or an income tax deduction to the Company. The NQSO holder generally recognizes ordinary income at the time the NQSO is exercised in the amount by which the fair market value of the shares acquired exceeds the option price. The Company is generally entitled to a corresponding ordinary income tax deduction, at that time, equal to the amount of such ordinary income.

         SAR'S

         The granting of SAR's will not result in taxable income to participating employees or an income tax deduction to the Company. The exercise of a SAR for cash is immediately taxable to the grantee and deductible by the Company. The exercise of a SAR for shares of Common Stock is generally taxable and deductible in the same manner as the exercise of a NQSO.

         RESTRICTED STOCK

         An employee generally will not recognize any taxable income upon the award of any restricted stock which is not vested. Dividends paid with respect to restricted stock prior to the vesting of such stock will be taxable as compensation income to the employee. Generally, an employee will recognize ordinary income upon the vesting of restricted stock in an amount equal to the fair market value of the shares of Common Stock on the date they become vested. However, pursuant to Section 83(b) of the Code, an employee may elect to recognize compensation income upon the award of restricted stock based on the fair market value of the shares of the Common Stock subject to such award on the award date. If an employee makes such an election, dividends paid with respect to such restricted stock will not be treated as compensation, but rather as dividend income, and the employee will not recognize additional income when the restricted shares vest.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income included by the employee on his or her federal income tax return for the year when the restricted stock vests (or year in which an applicable Code Section 83(b) election is made). The Company will also be entitled to a compensation deduction for the dividends that are paid on restricted stock that has not yet vested and with respect to which a Code
Section 83(b) election has not been made (as described in the immediately preceding paragraph) when such dividends are reported by the employee on his or her federal income tax return.

         LIMITATIONS ON COMPANY DEDUCTIONS; PARACHUTE PAYMENTS

         Under Section 162(m) of the Code, certain compensation payments in excess of $1 million are subject to a limitation on deductibility by the Company. This limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the chief executive officer of the Company or any one of the other four highest paid executive officers who are employed by the Company on the last day of the taxable year. However, certain "performance-based compensation" the material terms of which are disclosed to and approved by stockholders is not subject to this limitation on deductibility. The Company has structured the stock option and SAR portions of the Plan with the intention that the resulting compensation would be such performance-based compensation and would be deductible. To qualify, the Company is seeking stockholder approval of the Plan. It is not intended that compensation resulting from restricted stock awarded, or bonuses payable in stock under the Plan, will be performance-based compensation within the meaning of Section 162(m) of the Code.

         Under certain circumstances, accelerated vesting or exercise of options or SAR's, or the accelerated lapse of restrictions on restricted stock, in connection with a "change in control" of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of
Section 280G of the Code. If Section 280G applies, the optionee or grantee may be subject to an excise tax equal to 20% of the amount of the excess parachute payment and the Company may be denied a tax deduction.

         Amendment of the 1999 Stock Incentive Plan requires the affirmative vote of a majority of the votes cast at the meeting.

         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1999 STOCK INCENTIVE PLAN

                              SHAREHOLDER PROPOSALS

         The eligibility of shareholders to submit proposals, the proper subjects of shareholder proposals and other governing shareholder proposals are regulated by the rules (the "Shareholder Proposal Rules") adopted under Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company's proxy materials for the 2007 Annual Meeting of Shareholders must be received by the Company at its principal executive office, 47 Arch Street, Greenwich, CT 06830, no later than November 20, 2006.

         In addition, in accordance with the Shareholder Proposal Rules, written notice of the shareholder proposals to be submitted outside of Rule 14a-8 described above for consideration at the 2007 Annual Meeting of Shareholders, but not to be included in the Company's proxy materials, must be received by the Company, at the address set forth in the preceding paragraph, on or before February 3, 2007, in order to be considered timely for purposes of the Shareholder Proposal Rules. The persons designated as proxies by the Company in connection with the 2007 Annual Meeting of Shareholders will have discretionary voting authority with respect to any shareholder proposal for which the Company did not receive timely notice.

                              COST OF SOLICITATION

         The Company is making this solicitation. The cost of soliciting proxies will be borne by the Company. The Company will also reimburse brokerage firms and other custodians, nominees and fiduciaries, if any, for reasonable out-of-pocket expenses incurred by them in connection with forwarding solicitation materials to beneficial owners of Common Stock held of record by such persons. Solicitation by the Company will be primarily by mail.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

         A copy of the Company's Form 10-K for the fiscal year ended October 31, 2005, including all financial statements and schedules (but without exhibits), as filed with the Securities and Exchange Commission, is included herewith and is also available on the Company's website at WWW.PASSUR.COM.

         The information under the headings "Compensation Committee Report", "Compensations Program Components", "Discussion of 2005 Compensation for the Chief Executive Officer" and "Performance Graph" above shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C, other than as provided in Item 402 of Regulation S-K, or subject to the liabilities of Section 18 of the Exchange Act and, unless specific references is made therein to such headings, will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

EXHIBIT A
                      MEGADATA CORPORATION (THE "COMPANY")
                             AUDIT COMMITTEE CHARTER
PURPOSE

         The purpose of the Audit Committee (the "Committee") shall be as follows:

         1. To oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

         2. To provide assistance to the Board of Directors with respect to its oversight of the following:

               (a)  The integrity of the Company's financial statements.

               (b) The Company's compliance with legal and regulatory requirements.

               (c) The registered public accounting firm's qualifications, performance and independence.

               (d)  The performance of the Company's internal audit function.

               (e) The Company's systems of disclosure controls and procedures, external financial reporting and internal control over financial reporting.

         3. To prepare an audit committee report as required by the SEC rules to be included in the Company's annual proxy statement.


COMPOSITION

         The Committee shall consist of at least three members of the Board of Directors, each of whom is determined by the Board of Directors to be "independent" under the rules of the National Association of Securities Dealers and Rule 10A-3(b)(i) under the Securities Exchange Act of 1934 adopted pursuant to the Sarbanes-Oxley Act. No member of the Committee shall receive directly or indirectly any consulting, advisory, or other compensatory fees from the Company other than (1) director's fees for service as a director of the Company, including reasonable compensation for serving on the Committee and regular benefits that other directors receive and (2) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company. In addition, no member of the Committee may be an affiliate of the Company or any subsidiary of the Company whether by way of being an officer or owning more than 10 percent of the Company's voting securities.

QUALIFICATIONS

         All members of the Committee shall be financially literate; as such qualification is interpreted by the Board of Directors (or must become financially literate within a reasonable period of time after his or her appointment). In addition, at least one member must have accounting or related financial management expertise; as such qualifications are interpreted by the Board of Directors in its business judgment, or be an "audit committee financial expert" as defined in the rules of the Securities and Exchange Commission (the "SEC"). Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside consultant.

APPOINTMENT AND REMOVAL

         The members of the Committee shall be appointed by the Board of Directors. A member shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

CHAIRMAN

         Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

MEETINGS

         The Committee shall meet at least quarterly, or more frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or all members of the Committee may participate in a meeting of the Committee by means of a conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

         All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

         As part of its goal to foster open communication, the Committee shall periodically meet separately with management and the registered public accounting firm to discuss any matters that the Committee or any of these groups believe would be appropriate to discuss privately. In addition, the Committee should meet with the registered public accounting firm and management quarterly to review the Company's financial statements in a manner consistent with that outlined in this Charter.

DUTIES AND RESPONSIBILITIES

         The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter. The Committee may perform any functions it deems appropriate under applicable law, rules, or regulations, the Company's by-laws, and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

         In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard and as it otherwise deems appropriate, the Committee shall have the authority, without seeking Board approval, to engage and obtain advice and assistance from outside legal and other advisors, as it deems necessary, to carry out its duties. The Committee also shall have the authority to receive appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, from the Company for the payment of compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company; to compensate any outside legal or other advisors engaged by the Committee; and to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

         The Committee shall be given full access to the Company's Board of Directors, corporate executives, and registered public accounting firm as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors, except as otherwise limited by applicable law.

         Notwithstanding the foregoing, the Committee is not responsible for certifying the Company's financial statements or guaranteeing the registered public accounting firm's report. The fundamental responsibility for the Company's financial statements and disclosures rests with management and the registered public accounting firm. It also is the job of the CEO and senior management, rather than that of the Committee, to assess and manage the Company's exposure to risk.

         The Committee Shall:

REPORTS REVIEW

         1. Meet to review and discuss with management and the registered public accounting firm, prior to public dissemination, the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and discuss with the registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61.

         2. Discuss with management and the registered public accounting firm, prior to the Company's filing of any quarterly or annual report, (a) any significant or major changes in the Company's selection or application of accounting principles and practices;
               (b) any major issues as to the adequacy of the Company's internal controls; (c) any special audit steps adopted in light of material control deficiencies; (d) the adequacy of disclosure about changes in internal control over financial reporting; and
               (e) the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

         3. Discuss with management and the registered public accounting firm the Company's major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure.

REGISTERED PUBLIC ACCOUNTING FIRM

         4. Directly appoint, retain, compensate, evaluate, and terminate any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company and, in its sole authority, approve all audit engagement fees and terms as well as all non-audit engagements with such registered public accounting firm.

         5. Oversee the work of any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, including resolving any disagreement between management and the auditor regarding financial reporting.

         6. Pre-approve all audit, permitted non-audit and internal control-related services, including engagement fees and terms thereof to be performed by the registered public accounting firm for the Company, subject to the exceptions for certain non-audit services that are approved by the Committee prior to the completion of the audit in accordance with section 10A of the Exchange Act. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Committee. Unless otherwise specified by the Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the registered public accounting firm, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

         7. To the extent deemed appropriate, delegate pre-approval authority to the Chairman of the Committee or any one or more other members of the Committee, (provided that such person(s) are independent directors) provided that any member of the Committee who has exercised any such delegation must report any such pre-approval decision to the Committee at its next scheduled meeting. The Committee will not delegate the pre-approval of services to be performed by the registered public accounting firm to management.

         8. Require that the registered public accounting firm, in conjunction with the Chief Financial Officer, be responsible for seeking pre-approval for providing services to the Company and that any request for pre-approval must inform the Committee about each service to be provided and must provide detail as to the particular service to be provided.

         9. Inform each accounting firm performing work for the Company that such firm shall report directly to the Committee.

         10. Review and evaluate, at least annually, the qualifications, performance, and independence of the registered public accounting firm, including the lead audit partner, and other senior members of the audit team. In conducting its review and evaluation, the Committee should do the following:

               (a) At least annually, obtain and review a report by the Company's registered public accounting firm describing (i) the auditing firm's internal quality-control procedures; and (ii) the auditor's independence and all relationships between the registered public accounting firm and the Company.

               (b) Discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring audit partner, and any other active audit engagement team partner, and consider whether there should be regular rotation of the audit firm itself.

               (c) Confirm with the registered public accounting firm that the lead (or coordinating) audit partner, the concurring (or reviewing) partner, and each other active audit engagement team partner satisfies the rotation requirements of Rule 2-01(c)(6) of Regulation S-X.

               (d) Take into account the opinions of management in assessing the qualifications, performance, and independence of the registered public accounting firm.

FINANCIAL REPORTING PROCESS

         11. In consultation with the registered public accounting firm and management, review the integrity of the Company's financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the registered public accounting firm reports from management and the registered public accounting firm regarding
               (a) all critical accounting policies and practices to be used by the Company and the related disclosure of those critical accounting policies under "Management's Discussion and Analysis of Financial Condition and Results of Operations"; (b) analyses prepared by management and/or the registered public accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (c) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company's management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; (d) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles; (e) any significant matters arising from any audit, whether raised by management or the registered public accounting firm, relating to the Company's financial statements; and (f) any other material written communications between the registered public accounting firm and the Company's management, including any "management" letter or schedule of unadjusted differences.

         12. Consider and review with management, the internal audit group and the registered public accounting firm the effectiveness or weakness of the Company's internal controls. Develop in consultation with management a time table for implementing recommendations to correct identified weaknesses, monitor significant changes in internal controls and the adequacy of disclosures about changes in internal control over financial reporting.

         13. Review periodically the effect of regulatory and accounting initiatives on the financial statements of the Company.

         14. Review with the registered public accounting firm any audit problems or difficulties encountered and management's response thereto. In this regard, the Committee will regularly review with the registered public accounting firm (a) any audit problems or other difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of the registered public accounting firm's activities or on access to requested information, and any significant disagreements with management and (b) management's responses to such matters. Without excluding other possibilities, the Committee may review with the registered public accounting firm (i) any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement, and (iii) any "management" or "internal control" letter issued, or proposed to be issued, by the registered public accounting firm to the Company.

         15. Advise management and the registered public accounting firm that they are expected to provide the Committee a timely analysis of any significant financial reporting issues and practices.

         16. Obtain from the registered public accounting firm assurance that the audit of the Company's financial statements was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, which sets forth procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934.

         17. Based upon review and discussion with management and the registered public accounting firm, recommending to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

         18. Review and discuss with management and the internal auditor management's annual report on internal control over financial reporting and the registered public accounting firm's attestation of the report prior to the filing of the Company's Form 10-K.

         19. Review the form of the opinion the registered public accounting firm proposes to render.

LEGAL COMPLIANCE/GENERAL

         20. Review periodically, with the Company's legal counsel, any significant legal, compliance, or regulatory matters that may have a material effect on the Company's financial statements, accounting policies, business compliance policies, and internal controls, including material notices or inquiries from governmental agencies and any whistleblower complaints or published reports.

         21. Inquire of management regarding the existence of any significant deficiencies and major weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to affect the Company's ability to record, process, summarize, and report information and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

         22. Discuss with management and the registered public accounting firm the Company's guidelines and policies with respect to risk assessment and risk management. The Committee will discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

         23. Set clear hiring policies for employees or former employees of the registered public accounting firm, which policies shall meet the requirements of applicable law. At a minimum, these policies will provide that any public accounting firm may not provide audit services to the Company if the CEO, CFO, controller, chief accounting officer, or any person serving in an equivalent position for the Company was employed by the audit firm and participated in any capacity in the audit of the Company within one year of the initiation of the current audit.

         24. Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

REPORTS

         25. Provide an audit committee report as required to be included in the Company's proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

         26. Report regularly to the full Board of Directors. In this regard, the Committee will review with the full board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's registered public accounting firm, or the performance of the management. The Committee shall also monitor the Company's compliance function, including compliance with the Company's policies and review with management the adequacy and effectiveness of the Company's procedures to ensure compliance with legal or regulatory requirements.

         27. The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

         28. Maintain minutes or other records of meetings and activities of the Committee.

COMMITTEE FUNCTIONING

         In conjunction with the Board of Directors, the Committee will give consideration to the qualifications and criteria for membership of the Committee; the appointment and removal of members of the Committee; and the structure and operations of the Committee.

ANNUAL PERFORMANCE EVALUATION

         The Committee will perform a review and evaluation, at least annually, of the performance of the Committee, including reviewing the compliance of the Committee with this Charter. In addition, the Committee will review and reassess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers necessary or valuable. The Committee will conduct such evaluations and reviews in such manner as it deems appropriate.

LIMITATION OF AUDIT COMMITTEE'S ROLE

         With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company's financial management as well as the registered public accounting firm have more time, knowledge, and detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statements or any professional certification as to the registered public accounting firms' work.

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the registered public accounting firm. It also is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company's internal policies and procedures.

EXHIBIT B

                              MEGADATA CORPORATION

                        AMENDED 1999 STOCK INCENTIVE PLAN

         Section 1. PURPOSES

         The purposes of the Megadata Corporation 1999 Stock Incentive Plan (the "Plan") are (i) to enable Megadata Corporation (the "Company") and its Related Companies (as defined below) to attract, retain, and reward employees and strengthen the existing mutuality of interests between such employees and the Company's stockholders by offering such employees an equity interest in the Company, and (ii) to enable the Company to pay part of the compensation of its Outside Directors (as defined in Section 5.2) in shares of the Company's common stock and options to purchase the Company's common stock, thereby increasing such director's proprietary interests in the Company, and (iii) to enable the Company to pay all or part of the compensation of its Consultants (as defined in Section 5.2) in shares of the Company's common stock and options to purchase the Company's common stock, thereby increasing such Consultants proprietary interests in the Company. For purposes of the Plan, a "Related Company" means any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least a 20% beneficial ownership interest.

         Section 2. TYPES OF AWARDS

         2.1 Awards to employees under the plan may be in the form of (i) Stock Options; (ii) Stock Appreciation Rights; (iii) Restricted Stock; (iv) Deferred Stock; (v) Bonus Stock: (vi) Loans; and/or (vii) Tax Offset Payments. Outside Directors may receive only Stock Options and Limited Stock Appreciation Rights as provided in Section 15; Consultants may receive only Stock Options and Consultants' Stock Grants as provided in Section 15.5.

         2.2 An eligible employee, Outside Director or Consultant may be granted one or more types of awards, which may be independent or granted in tandem. If two awards are granted in tandem, the employee, Outside Director or Consultant may exercise (or otherwise receive the benefit of) one award only to the extent he or she relinquishes the tandem award.

         Section 3. ADMINISTRATION

         3.1 The Plan shall be administered by the Company's Board of Directors (the "Board") or such committee of Directors as the Board shall designate (the "Committee"), which shall consist of not less than three Directors each of whom is (a) a disinterested person, as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule, and (b) an outside director satisfying the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, or any successor thereto (the "Code"). The members of the Committee shall serve at the pleasure of the Board.

         3.2 The Committee shall have the following authority with respect to awards under the Plan other than awards to Outside Directors: to recommend awards to eligible employees and Consultants under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and awards granted under the Plan; and to otherwise supervise the administration of the Plan. In particular, and without limiting its authority and powers, except with respect to awards to Outside Directors, the Committee shall have the authority:

               (a) to recommend whether and to what extent any award or combination of awards will be granted hereunder, including whether any awards will be granted in tandem with each other;

               (b) to recommend the employees and Consultants to whom awards will be granted;

               (c) to recommend the number of shares of the common stock of the Company (the "Stock") to be covered by each award granted hereunder subject to the limitations contained herein;

               (d) to recommend the terms and conditions of any award granted hereunder, including, but not limited to, any vesting or other restrictions based solely on such performance objectives (the "Performance Objectives");

               (e) to recommend the treatment of awards upon an employee's (or Consultant's) retirement, disability, death, termination for cause or other termination of employment;

               (f) to recommend pursuant to a formula or otherwise the fair market value of the Stock on a given date; provided, however, that if the Committee fails to recommend or the Board of Directors fails to make a determination, fair market value of the Stock on a given date shall be the closing sale price on a given date, or if no such sale of Stock occurs on such date, the weighted average of the closing sale price on the nearest trading dates before and after such date;

               (g) to recommend that awards equal to the amount of any dividends declared with respect to the number of shares covered by an award (i) will be paid to the grantee currently or (ii) will be deferred and deemed to be reinvested or (iii) will otherwise be credited to the grantee, or that the grantee has no rights with respect to such dividends;

               (h) to recommend whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an award will be deferred either automatically or at the election of a grantee, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;

               (i) to recommend that the shares of Stock received as a result of an award shall be subject to a right of first refusal, pursuant to which the grantee shall be required to offer to the Company any shares that the grantee wishes to sell, subject to such terms and conditions as the Committee may specify;

               (j) to recommend amendment of the terms of any award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her written consent; and

               (k) to recommend substitute new Stock Options for previously granted Stock Options, or for options granted under other plans or agreements, in each case including previously granted options having higher option prices.

         All awards and the other matters identified above will require the approval of the Company's Board of Directors, and the Board of Directors shall have the authority to take any of the actions identified above regardless of whether such action is recommended by the Committee. The Board may delegate to the Committee any of the powers of the Board specified herein.

         Each option or Stock or other award granted under this Plan shall be evidenced by an Option Agreement or Award Agreement between the Company and the grantee of the award. 3.3 The Board shall have the right to designate awards as "Performance Awards." Awards so designated shall be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such awards in accordance with Section 162(m) of the Code. The grant or vesting of a Performance Award shall be subject to the achievement of Performance Objectives established by the Board based on one or more of the following criteria, in each case applied to the Company on a consolidated basis and/or to a business unit, and which the Board may use as an absolute measure, as a measure of improvement relative to prior performance, or as a measure of comparable performance relative to a peer group of companies; sales, operating profits, operating profits before interest expense and taxes, net earnings, earnings per share, return on equity, return on assets, return on invested capital, total shareholder return, cash flow, debt to equity ratio, market share, stock price, economic value added, and market value added. The Performance Objectives for a particular Performance Award relative to a particular fiscal year shall be established by the Board in writing no later than 90 days after the beginning of such year. The Board's determination as to the achievement of Performance Objectives relating to a Performance Objective shall be made in writing. The Board shall have discretion to modify the Performance Objective or vesting conditions of a Performance Award only to the extent that the exercise of such discretion would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code.

         3.4 With respect to awards to Outside Directors, the Board shall have the authority to interpret the Plan; to adopt, amend, and rescind administrative regulations to further the purposes of the Plan; and to take any other action necessary to the proper operation of the Plan. However, the Board shall have no discretion to vary the amount or terms of awards as set forth in Section 15, except as provided in Section 4.4.

         3.5 All determinations made by the Board pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

         3.6 The Board may from time to time delegate to one or more officers of the Company any or all of its authorities granted hereunder except with respect to awards granted to persons subject to Section 16 of the Securities Exchange Act of 1934 or Performance Awards. The Board shall specify the maximum number of shares that the officer or officers to whom such authority is delegated may award.

         Section 4. STOCK SUBJECT TO PLAN

         4.1 The total number of shares with respect to which awards may be issued under the Plan shall be 2,200,000 shares of the Company's common stock, of which 1,500,000 shares shall be used for awards for employees and 700,000 shares shall be used for awards to Outside Directors, Consultants, as well as employees of the Company (all subject to adjustments as provided below). Such shares may consist of authorized but unissued shares or treasury shares. The exercise of a Stock Appreciation Right for cash or the payment of any other award in cash shall not count against this share limit.

         4.2 To the extent a Stock Option terminates without having been exercised, or an award terminates without the award holder having received payment of the award, or shares awarded are forfeited, the shares subject to such award shall again be available for distribution in connection with future awards under the Plan. Shares of Stock equal in number to the shares surrendered in payment of the option price, and shares of Stock which are withheld in order to satisfy federal, state or local tax liability, shall not count against the above limit, and shall again be available for grants under the Plan.

         4.3 No employee shall be granted Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, and/or Bonus Stock, or any combination of the foregoing with respect to more than 100,000 shares of Stock under the Plan in any fiscal year (subject to adjustment as provided in Section 4.4). No employee shall be granted a Tax Offset Payment in any fiscal year with respect to more than the number of shares of Stock covered by awards granted to such employee in such fiscal year.

         4.4 In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, stock dividend, stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Stock, a substitution or adjustment, as may be determined to be appropriate by the Board in its sole discretion, shall be made in the aggregate number of shares reserved for issuance under the Plan, the number of shares as to which awards may be granted to any individual in any calendar year, the number of shares subject to outstanding awards and the amounts to be paid by award holders or the Company, as the case may be, with respect to outstanding awards; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award. In the event of a change described in this Section 4.4 occurs, the Board shall make the appropriate adjustment in the awards previously granted and to be granted to Outside Directors under the Plan; provided that no such adjustment shall increase the aggregate value of any outstanding award.

         Section 5. ELIGIBILITY

         5.1 Employees of the Company or a Related Company, including employees who are officers and/or directors of the Company, are eligible to be granted awards under the Plan, other than under Section 15. Except as provided in
Section 5.2, persons who are not employees are not eligible to be granted awards under the Plan. The participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

         5.2 Awards under Section 15 of the Plan shall be made solely to Outside Directors and Consultants. "Outside Director" shall mean any director of the Company other than one who is an employee of the Company or a Related Company. "Consultant" shall mean a person (other than an Outside Director) who provides services to the Company or a Related Company in a capacity other than that of an employee.

         Section 6. STOCK OPTIONS

         6.1 The Stock Options awarded to employees under the Plan may be of two types: (i) Incentive Stock Options within the meaning of Section 422 of the Code or any successor provision thereto; and (ii) Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. 6.2 Subject to the following provisions, Stock Options awarded to employees under the Plan shall be in such form and shall have such terms and conditions as the Board may determine:

         (a) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board, and may not be less than the fair market value of the Stock on the date of the award of the Stock Option.

         (b) OPTION TERM. The term of each Stock Option shall be fixed by the Board. However, unless determined to the contrary, the term of the stock option shall be ten years from the date of grant, subject to earlier termination in the event of termination of service.

         (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms as shall be determined by the Board. The Board may waive such exercise provisions or accelerate the exercisability of the Stock Option at any time in whole or in part. However, unless determined to the contrary, all options shall vest 33-1/3% on each of the first, second, and third anniversary of the grant provided however, that no option shall vest in whole or in part prior to November 30, 2000. Any option granted prior to November 30, 1999, shall have its first anniversary date on November 30, 2000, with subsequent anniversaries on each November 30th of the following years.

         (d) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner and on such terms as the Board may provide in the award, which may include cash (including cash equivalents), delivery of shares of Stock already owned by the optionee or subject to awards hereunder, "cashless exercise", any other manner permitted by law determined by the Board, or any combination of the foregoing. A "cashless exercise" must use mature shares held for at least six months or use a third party broker. If the Board determines that a Stock Option may be exercised using shares of Restricted Stock, then unless the Board provides otherwise, a number of the shares received upon such exercise equal to the number of shares of restricted Stock so used shall be restricted in accordance with the original terms of the Restricted Stock award.

         (e) NO STOCKHOLDER RIGHTS. An optionee shall have neither rights to dividends nor other rights of a stockholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

         (f) NON-TRANSFERABILITY. Unless otherwise provided by the Board, (i) Stock Options shall not be transferable by the optionee other than by will or by the laws of descent and distribution, and (ii) during the optionee's lifetime, all Stock Options shall be exercisable only by the optionee or by his or her guardian or legal representative.

         (g) TERMINATION OF EMPLOYMENT. Following the termination of an optionee's employment with the Company or a Related Company, the Stock Option shall be exercisable to the extent determined by the Board and the Board may provide that upon termination of employment all options and awards are forfeited and are no longer exercisable. The Board may provide different post-termination exercise provisions with respect to termination of employment for different reasons. The Board may provide that, notwithstanding the option term fixed pursuant to Section 6.2(b), a Stock Option which is outstanding on the date of an optionee's death shall remain outstanding for an additional period after the date of such death.

         6.3 Notwithstanding the provisions of Section 6.2, no Incentive Stock Option shall (i) have an option price which is less than 100% of the fair market value of the Stock on the date of the award of the Incentive Stock Option, (ii) be exercisable more than ten years after the date such Incentive Stock Option is awarded, or (iii) be awarded more than ten years after the effective date of the Plan specified in Section 19. No Incentive Stock Option granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, as defined in Section 424 of the Code, shall (a) have an option price which is less than 110% of the fair market value of the Stock on the date of award of the Incentive Stock Option or (b) be exercisable more than five years after the date such Incentive Stock Option is awarded.

         Section 7. STOCK APPRECIATION RIGHTS

         7.1 A Stock Appreciation Right awarded to an employee shall entitle the holder thereof to receive payment of an amount, in cash, shares of Stock or a combination thereof, as determined by the Board, equal in value to the excess of the fair market value of the number of shares of Stock as to which the award is granted on the date of exercise over an amount specified by the Board. Any such award shall be in such form and shall have such terms and conditions as the Board may determine. The grant shall specify the number of shares of Stock as to which the Stock Appreciation Right is granted.

         7.2 The Board may provide that a Stock Appreciation Right awarded to an employee may be exercised only within the 60-day period following occurrence of a Change of Control (as defined in Section 17.2)(such Stock Appreciation Right being referred to herein as a Limited Stock Appreciation Right). The Board may also provide that in the event of a Change of Control the amount to be paid upon an employee's exercise of a Stock Appreciation Right shall be based on the Change of Control Price (as defined in Section 17.3)

Section 8. RESTRICTED STOCK

         Subject to the following provisions, all awards of Restricted Stock to employees shall be in such form and shall have such terms and conditions as the Board may determine:

         (a) The Restricted Stock award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The grant and/or the vesting of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company or a Related Company, upon the attainment of specified Performance Objectives or upon such other criteria as the Board may determine.

         (b) Stock certificates representing the Restricted Stock awarded to an employee shall be registered in the employee's name, but the Board may direct that such certificates be held by the Board on behalf of the employee. Except as may be permitted by the Board, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the employee until such share has vested in accordance with the terms of the Restricted Stock award. At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the employee (or his or her designated beneficiary in the event of death), free of all restrictions.

         (c) The Board may provide that the employee shall have the right to vote or receive dividends on Restricted Stock. Unless the Board provides otherwise, Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

         (d) Except as may be provided by the Board, in the event of an employee's termination of employment before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited, and the Board may provide that (i) any purchase price paid by the employee shall be returned to the employee or (ii) a cash payment equal to the Restricted Stock's fair market value on the date of forfeiture, if lower, shall be paid to the employee.

         (e) The Board may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the employee's Restricted Stock, other than Performance Awards whose vesting was made subject to satisfaction of one or more Performance Objectives (except that the Board may waive conditions or restrictions with respect to Performance Awards if such waiver would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of
               Section 162(m) of the Code).

         Section 9. DEFERRED STOCK AWARDS

         Subject to the following provisions, all awards of Deferred Stock to employees shall be in such form and shall have such terms and conditions as the Board may determine:

         (a) The Deferred Stock award shall specify the number of shares of Deferred Stock to be awarded to any employee and the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred. The Board may condition the grant or vesting of Deferred Stock, or receipt of Stock or cash at the end of the Deferral Period, upon the attainment of specified Performance Objectives or such other criteria as the Committee may determine.

         (b) Except as may be provided by the Board, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period.

         (c) At the expiration of the Deferral Period, the employee (or his or her designated beneficiary in the event of death) shall receive
               (i) certificates for the number of shares of Stock equal to the number of shares covered by the Deferred Stock award, (ii) cash equal to the fair market value of such Stock, or (iii) a combination of shares and cash, as the Committee may determine.

         (d) In the event of an employee's termination of employment before the Deferred Stock has vested, his or her Deferred Stock award shall be forfeited.

         (e) The Board may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, Stock or cash under a Deferred Stock award, other than with respect to Performance Awards (except that the Board may waive conditions or restrictions with respect to Performance Awards if such waiver would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code).

         Section 10. BONUS STOCK

         The Committee may award Bonus Stock to an eligible employee subject to such terms and conditions as the Committee shall determine, provided no person who is the beneficial owner of 5% or more of the outstanding shares of the Company shall be entitled to receive such an award. The grant of Bonus Stock may be conditioned upon the attainment of specified Performance Objectives or upon such other criteria as the Committee may determine. The Board may waive such conditions in whole or in part other than with respect to Performance Awards (except that the Board may waive conditions or restrictions with respect to Performance Awards if such waiver would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code). The Board shall also have the right to eliminate or reduce the amount of Bonus Stock otherwise payable under an award. Unless otherwise specified by the Board, no money shall be paid by the recipient for Bonus Stock. Alternatively, the Board may offer eligible employees the opportunity to purchase Bonus Stock at a discount from its fair market value. The Bonus Stock award shall be satisfied by the delivery of the designated number of shares of Stock which are not subject to restriction.

         Section 11. LOANS

         The Board may provide (except with respect to a person who is the beneficial owner of 5% or more of the outstanding shares of the Company or any director or executive officer of the Company) that the Company shall make, or arrange for, a loan or loans to an employee with respect to the exercise of any Stock Option award under the Plan, with respect to the payment of the purchase price, if any, of any Restricted Stock awarded hereunder or with respect to any taxes arising from an award hereunder: provided, however, that the Company shall not loan to an employee more than the sum of (i) the excess of the purchase or exercise price of an award over the par value of any shares of Stock awarded plus (ii) the amount of any taxes arising from such award. The Board shall have full authority to decide whether a loan will be made hereunder and to determine the amount, term and provisions of any such loan, including the interest rate to be charged, whether the loan will be with recourse against the borrower, any security for the loan, the terms on which the loan is to be repaid and the conditions, if any, under which the loan may be forgiven. Section 12. TAX OFFSET PAYMENTS

         The Board may provide for a Tax Offset Payment by the Company to an employee (except with respect to a person who is the beneficial owner of 5% or more of the outstanding shares of the Company) with respect to one or more awards granted under the Plan. The Tax Offset Payment shall be in an amount specified by the Board, which shall not exceed the amount necessary to pay the federal, state, local and other taxes payable with respect to the applicable award and the receipt of the Tax Offset Payment, assuming that the employee is taxed at the maximum tax rate applicable to such income. The Tax Offset Payment shall be paid solely in cash.


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         Section 13. ELECTION TO DEFER AWARDS

         The Board may permit an employee to elect to defer receipt of an award for a specified period or until a specified event, upon such terms as are determined by the Board.

         Section 14. TAX WITHHOLDING

         14.1 Each employee shall, no later than the date as of which the value of an award first becomes includable in such person's gross income for tax purposes, pay to the Company, or make arrangements satisfactory to the Board regarding payment of any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the employee.

         14.2 To the extent permitted by the Board, and subject to such terms and conditions as the Board may provide, an employee may elect to have the withholding tax obligations, or any additional tax obligation with respect to any awards hereunder, satisfied by (i) having the Company withhold shares of Stock otherwise deliverable to such person with respect to the award or (ii) delivering to the Company shares of unrestricted Stock. Alternatively, the Board may require that a portion of the shares of Stock otherwise deliverable be applied to satisfy the withholding tax obligations with respect to the award.

         Section 15. STOCK OPTIONS, LIMITED STOCK APPRECIATION RIGHTS AND STOCK
                     GRANTS FOR OUTSIDE DIRECTORS AND CONSULTANTS

         15.1 (A) INITIAL GRANT. Each person who was an Outside Director on the date of adoption of the Original Plan by the Stockholders was granted automatically (without action of the Board) on such date a Stock Option to purchase 15,000 shares. Each person who becomes an Outside Director after such date shall be granted, on the first trading day coincident with or immediately following the effective date of his or her election as an Outside Director, a Stock Option to purchase 15,000 shares, or such lesser amount as is approved by the Board of Directors.

         (b) For purposes of this Section 15.1, the term trading day shall mean a day on which the Stock is traded on a national securities exchange, on the NASDAQ National Market, or in the over-the-counter market.

         15.2 Stock Options granted under this Section 15 shall be Non-Qualified Stock Options, and shall have the following terms and conditions:

         (a) OPTION PRICE. The option price per share of Stock purchasable under the Stock Option shall be equal to the closing sales price of the Stock on the date the Stock Option is granted.

         (b) TERM OF OPTION. The term of the Stock Option shall be ten years from the date of grant, subject to earlier termination in the event of termination of service, as set forth in paragraphs (e) and (f) below.

         (c) EXERCISABILITY. Subject to paragraphs (e) and (f) below, each Stock Option granted to an Outside Director on the date the original plan was adopted vested with respect to 33-1/3% of the underlying shares on November 30, 2000, and an additional 33-1/3% on November 30, 2001, and the balance on November 30, 2002, provided that the optionee was a director of the Company on each such date. The minimum number of shares with respect to which a Stock Option may be exercised is the lesser of 100 shares or the number of shares then subject to the Stock Option. Options subsequently granted pursuant to the terms section 15 shall vest 33-1/3% on each of the first, second, and third anniversaries of the date of grant, but in no event prior to November 30, 2000. Any option granted prior to November 30, 1999, shall have its first anniversary date on November 30, 2000, with subsequent anniversaries on each November 30th of the following years.

         (d) METHOD OF EXERCISE. The Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in cash (including cash equivalents) or by delivery of shares of Stock already owned by the optionee for at least six months, or by any combination or the foregoing. Shares delivered upon payment of the exercise price shall be valued at the average of the high and low sales price of the Stock on the date of exercise (or, if the Stock is not traded on such date, at the weighted average of the high and low prices on the nearest trading dates before and after such date).

         (e) TERMINATION OF SERVICE OF DIRECTORS. If an Outside Director's status as a director is terminated for any reason, such director's Stock Options may be exercised for three years following such termination of service (but not beyond the Option term), but only to the extent such Options were vested on the date of termination of service.

         (f) CHANGE OF CONTROL. Notwithstanding any other provision of the Plan, upon the occurrence of a Change of Control (as defined in Section 17.2), all Outside Directors' Stock Options outstanding at the time of such Change of Control shall become immediately vested and exercisable for three years after the director's termination service (but not beyond the option term).

         (g) NON-TRANSFERABILITY. Outside Directors' Stock Options shall not be transferable by the optionee other than by laws of descent and distribution. During an optionee's lifetime, all Outside Directors' Stock Options shall be exercisable only by the optionee or by his or her guardian or legal representative.

         (h) SHAREHOLDER RIGHTS. The holder of an Outside Directors' Stock Option shall, as such, have none of the rights of a shareholder.

         15.3 LIMITED STOCK APPRECIATION RIGHTS IN TANDEM WITH OPTIONS. Each Stock Option granted to an Outside Director under this Section 15 shall be granted in tandem with a Limited Stock Appreciation Right which may be exercised only within the 60-day period following a Change of Control (as defined in Section 17.2). Upon exercise of the Limited Stock Appreciation Right, the holder shall receive, for each share with respect to which the Limited Stock Appreciation Right is exercised, an amount equal in value to the excess of the Change of Control Price (as defined in Section 17.3) over the exercise price of the related Stock Option. The Limited Stock Appreciation Right shall be payable solely in cash, and shall be within 30 days of the exercise of the Limited Stock Appreciation Right.


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


         15.4 Notwithstanding the foregoing, if on any date on which awards are to be granted under this Section 15 the remaining shares available for issuance to Outside Directors and Consultants are insufficient to enable each Outside Director to receive the Stock Option and/or Quarterly Stock Grant to which he or she is entitled, then: (a) no award shall be made on such date to any Consultant; and (b) each Outside Director who is entitled to be granted an award pursuant to this Section 15 on such date shall be granted a Stock Option to purchase and/or a Quarterly Stock Grant with respect to, his or her pro rata portion of such remaining shares.

         15.5 From time to time the Board, at its sole discretion, may elect to award to Consultants of the Company, Stock Options to purchase shares of the Company's Stock. In addition, the Board, at its sole discretion, may award shares of Stock to such Consultants. These awards may be granted whenever the Board determines that issuing such options or shares will be in the best interests of the Company, or as a direct payment to be made the Consultant in lieu of a cash payment for services to be rendered to the Company. Such Awards granted to Consultants under this section will be considered non repetitive, "one time" awards, and will carry with them such terms, conditions, and restrictions as the Board shall prescribe, provided however, that Stock options granted to Consultants shall also be subject to Section 15.2 (as applicable).

         Section 16. AMENDMENTS AND TERMINATION

         The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the award holder's written consent. The provisions of Section 15 shall not be amended more than once every six months, other than to conform with the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Amendments may be made without stockholder approval except as required to satisfy Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule), Sections 162(m) or 422 of the Code, or other regulatory requirements.

         Section 17. CHANGE OF CONTROL

         17.1 In the event of a Change of Control, unless otherwise determined by the Board at the time of grant or by amendment (with the holder's consent) of such grant:

         (a) all outstanding Stock Options and all outstanding Stock Appreciation Rights (including Limited Stock Appreciation Rights) awarded under the Plan shall become fully exercisable and vested;

         (b) the restrictions and deferral limitations applicable to any outstanding Restricted Stock and Deferred Stock awards under the Plan shall lapse and such shares and awards shall be deemed fully vested; and

         (c) to the extent the cash payment of any award is based on the fair market value of Stock, such fair market value shall be the Change of Control Price.

         17.2 A "Change of Control" shall be deemed to occur subsequent to the date of the Plan on:

         (a) the date that any person or group deemed a person under Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934 (other than the Company and its subsidiaries as determined immediately prior to that date) has become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Securities Exchange Act of 1934) of securities of the Company representing 25% or more of the total combined voting power of all classes of stock of the Company having the right under ordinary circumstances to vote at an election of the Board, unless such person has acquired 80% or more of such securities directly from the Company;

         (b) the date on which one-third or more of the members of the Board shall consist or persons other than Current Directors (for these purposes, a "Current Director" shall mean a member of the Board on the effective date of the Plan, as well as any member of the Board whose nomination or election has been approved by a majority of the Current Directors then on the Board);

         (c) consummation of a merger or consolidation of the Company with another corporation where the Company is not the surviving entity and where (i) the stockholders of the Company, immediately prior to the merger or consolidation, would not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors, or
               (ii) where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation constitute a majority of the Board of Directors of the corporation issuing cash or securities in the merger; or

         (d) consummation of an agreement providing for the sale or disposition of all or substantially all of the assets of the Company.

         17.3 "Change of Control Price" means the highest price per share paid in any transaction reported in the NASDAQ National Market or on any national securities exchange where the Stock is traded, or paid or offered in any transaction related to a Change of Control at any time during the 90-day period ending with the Change of Control. Notwithstanding the foregoing sentence, in the case of Stock Appreciation Rights granted in tandem with Incentive Stock Options, the Change of Control Price shall be the highest price paid on the date on which the Stock Appreciation Right is exercised.

         Section 18. GENERAL PROVISIONS

         18.1 Each award under the Plan shall be subject to the requirement that, if at any time the Board shall determine that (i) the listing, registration or qualification of the Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an award with respect to the disposition of Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such award or the issuance, purchase or delivery of Stock there under, such award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board.

         18.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor any award hereunder shall confer upon any employee, Outside Director or Consultant any right to continued service in any capacity.

         18.3 Determinations by the Board under the Plan relating to the form, amount, and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

         18.4 No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

         18.5 This Plan shall be governed by and construed in accordance with the laws of the State of New York.

         Section 19. EFFECTIVE DATE OF PLAN

         The provisions of the Plan with respect to Outside Directors were adopted and shall be effective on March 23, 1999, and the provisions of the Plan with respect to employees were adopted and shall be effective on March 23, 1999, and the provisions of the Plan with respect to Consultants were adopted and shall be effective on March 23, 1999, in each case subject to the approval by the Company's stockholders at the 1999 Annual Meeting of Stockholders.

         Section 20. DURATION

         The Plan shall terminate on the earliest to occur of: (i) the adoption of a resolution of the Company's Board of Directors terminating the Plan; (ii) the date all shares of Common Stock subject to the Plan are purchased according to the Plan's provisions; or (iii) ten years from the effective date of the Plan.

                                      PROXY
                              MEGADATA CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             OF MEGADATA CORPORATION

         The undersigned stockholder hereby appoints G.S. Beckwith Gilbert and James T. Barry or either of them, each with power of substitution, as proxy or proxies for the undersigned, to attend the Annual Meeting of the Stockholders of Megadata Corporation (the "Company"), to be held at 11:00 a.m., local time, on April 13, 2006, at The LaGuardia Marriott Hotel, 105-05 Ditmars Blvd, East Elmhurst, NY, or at any adjournment or postponement thereof, and to vote all shares of common stock of the Company owned of record by the undersigned at the close of business on March 10, 2006, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue hereof, for the purposes more fully described in the accompanying Proxy Statement, and in their discretion, on other matters which properly come before the meeting:

(1) ELECTION OF DIRECTORS

   FOR all nominees listed below         WITHHOLD AUTHORITY to vote for all
   (except as marked to the contrary)    nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

G.S. Beckwith Gilbert

James T. Barry

John R. Keller

Paul L. Graziani

Richard R. Schilling, Jr.

Bruce N. Whitman

James J. Morgan



(2) TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE REGISTERED PUBLIC ACCOUNTING FIRM

         FOR          AGAINST              ABSTAIN



(3) TO APPROVE THE AMENDMENT OF THE COMPANY'S 1999 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE IN CONNECTION WITH AWARDS THEREUNDER FROM 1,800,000 TO 2,200,000

           (Continued and to be Signed and Dated on the Reverse Side)

         IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON OTHER MATTERS WHICH PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

UNLESS OTHERWISE INDICATED ABOVE OR UNLESS THIS PROXY IS REVOKED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR THE RATIFICATION OF BDO SEIDMAN, LLP AS THE REGISTERED PUBLIC ACCOUNTING FIRM.



                          Date: ________________________________________________

                          X  ___________________________________________________

                          X  ___________________________________________________

                         (IMPORTANT: Please sign exactly as your name or names appear on the label affixed hereto, and when signing as an attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by duly authorized officer, or if a partnership, sign in partnership name by authorized person.)